UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: August 1, 2003

                               GELSTAT CORPORATION
             (Exact name of registrant as specified in its charter)

         MINNESOTA                      0-21394                 41-1713474
(State of other jurisdiction     (Commission File No.)        (IRS Employer
      of incorporation)                                   Identification Number)

          SOUTHPOINT OFFICE CENTER, 1650 WEST 82ND STREET, SUITE 1040,
                             BLOOMINGTON, MN 55431
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (952) 881-4105

                   5223 INDUSTRIAL BOULEVARD, EDINA, MN 55439
              (Former name, former address and former fiscal year,
                         if changed since last report)

ITEM 5. OTHER EVENTS.

     On July 14, 2003, at the annual meeting of shareholders of Developed Technology Resource, Inc. (the Company), the shareholders approved:

     o    Amendment of the Articles of  Incorporation to increase the authorized
          common  and  undesignated   stock  and  to  change  the  name  of  the
          corporation to Gelstat Corporation.

     o Amendment of the Bylaws to provide for two classes of directors, one class with a term expiring annually and a second class with a term expiring in 2007.

     o Adoption of the 2003 Incentive Plan and reservation of 1,200,000 shares for issuance thereunder.

     In addition, the shareholders elected three directors (two in the class with a one-year term and one in the class with the four-year term).

     The purpose of this report on Form 8-K is (i) to file of record the Articles and Bylaws, as amended and restated, (ii) to file of record the 2003 Incentive Plan as adopted, (iii) to file of record the Audit Committee Charter (which was included with the Proxy Statement for the annual meeting but which has since been amended to correct several nonsubstantive errors), and (iv) to provide a description of the capital stock of the Company as provided in the amended and restated Articles of Incorporation.

     Under the Articles of Incorporation as amended and restated, the Company is authorized to issue up to 50,000,000 shares of common stock, $.01 par value and up to 10,000,000 other shares of stock which are currently undesignated. The undesignated shares may be issued in one or more series with rights and preferences determined by action of the Board of Directors alone, without any further action by the shareholders. The authorized common stock (including the 2,560,885 shares outstanding as of the date of this Report on Form 8-K) is entitled to one vote per share. It has no liquidation preference, no preemptive rights, and no right to cumulate votes in the election of directors. It is entitled to participate in dividends if, as and when declared by the Board of Directors. The Company has no provisions in its Articles and Bylaws which would serve to delay, defer or prevent a change in control of the Company. However, certain provisions of Minnesota law and provisions which may be included in any shares designated from the currently undesignated capital could contain such provisions.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

EXHIBIT NO.         DESCRIPTION
-----------         -----------

3.6                 Restated Articles of Incorporation

3.7                 Restated Bylaws

20.1                Audit Committee Charter

10.51               2003 Incentive Plan

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  July 31, 2003                   GELSTAT CORPORATION

                                        By /s/ Stephen C. Roberts
                                           -------------------------------------
                                           Stephen C. Roberts
                                           Chief Executive Officer